Exhibit 10.14











                        1997 Stock Plan for Directors of

                         Newport News Shipbuilding Inc.


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                        1997 Stock Plan for Directors of

                         Newport News Shipbuilding Inc.

I.       Purpose.

The purposes of the Plan are to promote the interests of Newport News Shipbuilding Inc. (the Company) and its stockholders by (i) attracting and retaining directors of outstanding ability; (ii) aligning the interests of directors with the interests of the Company's stockholders; and (iii) enabling such directors to participate in the long-term growth and financial success of the Company.

II.      Administration.

The Plan shall be administered by the Compensation and Benefits Committee which shall consist of not less than two members of the Board of Directors. The members of the Committee shall be appointed by the Board of Directors and shall be "nonemployee directors" within the meaning of Rule 16b-3 of the Exchange Act as in effect on August 15, 1996 and as may be amended from time to time. The Committee shall have sole and complete authority to adopt, alter and repeal such administrative guidelines and practices governing the operation of the Plan as it shall from time to time deem advisable, and to interpret the terms and provisions of the Plan. The Committee's decisions are binding upon all parties. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

III.     Definitions.

(a)      "Award" means a Stock Option or Restricted Stock grant under the Plan.

(b)      "Board of Directors" means the Board of Directors of the Company.

(c) "Committee" means the Committee appointed pursuant to Section II of the Plan.

(d)      "Common Stock" means the $.01 par value common stock of the Company.

(e)      "Company" means Newport News Shipbuilding Inc.

(f) "Disability" has the same meaning as such term under the long-term disability plan maintained by the Company for its management employees.

(g)      "Effective Date" means the date specified in Section IX(a) of the Plan.

(h) "Eligible Director" means a member of the Board of Directors who satisfied the requirements of Section V of the Plan.

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(i)      "Exchange Act" means the Securities Exchange Act of 1934 as in effect on August 15, 1996 and as may be amended from time to time.

(j) "Fair Market Value" means the closing price of the Common Stock on the applicable Grant Date, as published by the national securities exchange on which the Common Stock is traded. If such price is not published for the Grant Date, such value shall mean the closing price on the trading date occurring nearest to and before the Grant Date.

(k)      "Grant Date" means the date an Award is granted.

(l) "Plan" means the 1997 Stock Plan for Directors of Newport News Shipbuilding Inc.

(m)      "Restricted Stock" means shares of Common Stock granted pursuant to
         Section XII of the Plan.

(n) "Stock Option" means an option granted pursuant to Section XI of the Plan.

IV.      Stock.

(a) As of the Effective Date, there shall be reserved for issuance pursuant to the Plan a total of 75,000 shares of Common Stock. In the event that a Stock Option expires, is canceled, or is terminated unexercised as to any shares covered thereby, or shares of Restricted Stock are forfeited for any reason under the Plan, such shares shall thereafter be available for issuance pursuant to the Plan and shall be considered as part of the 75,000 shares of Common Stock authorized for issuance pursuant to the Plan.

(b) In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to holders of Common Stock other than normal cash dividends, the Committee shall make such substitution or adjustment, if any, as it deems to be equitable, as to the number of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Plan, the number of outstanding Stock Options and the option price thereof and the number of outstanding shares of Restricted Stock. Also, in instances where another corporation or other business entity is being acquired by the Company, and the Company has assumed outstanding employee option grants and/or the obligation to make future or potential grants under a prior existing plan of the acquired entity, similar adjustments are permitted at the discretion of the Committee.

V.       Eligibility.


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The only persons eligible to receive awards under the Plan shall be those members of the Company's Board of Directors who are not employees of the Company.

VI.      Tax Withholding.

In the case of payments of Awards in the form of Common Stock, at the Committee's discretion, the Eligible Director may be required to pay to the Company the amount of any taxes required to be withheld with respect to such Common Stock, or, in lieu thereof, the Company shall have the right to retain the number of shares of Common Stock whose Fair Market Value equals the amount required to be withheld.

VII.     Construction of the Plan.

The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the Commonwealth of Virginia. It is intended that the Plan comply with Rule 16b-3 under the Exchange Act as in effect on August 15, 1996 and as may be amended from time to time and, so far as possible the Plan shall be construed, interpreted, and administered in a manner consistent with this intent.

VIII.    Amendment.

(a) The Board of Directors may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment, suspension or termination shall alter or impair any right theretofore awarded or granted to any Eligible Director, without the consent of such Eligible Director.

(b) With the consent of the Eligible Director affected thereby, the Committee may amend, cancel, or modify any outstanding Award in any manner not inconsistent with the terms of the Plan, including without limitation, to change the date or dates as of which (i) a Stock Option becomes exercisable or is forfeited if not exercised, or (ii) the restrictions on shares of Restricted Stock are removed.

(c) Notwithstanding subsections (a) and (b) above, awards of Stock Options and Restricted Stock under this Plan are intended to be eligible for the exemption from Section 16(b) of the Exchange Act provided for grants, awards and other acquisitions from the issuer that have been approved or ratified by the issuer's shareholders. Any amendment to this Plan that would change any provision required to be approved or ratified by the Company's shareholders to be eligible for such exemption must likewise be approved by the Company's shareholders in accordance with Section IX(b).

IX.      Effective Date.

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(a)      The Plan shall be effective December 11, 1996 if approved by shareholders at a meeting of the shareholders of the Company before such date. No Award may be granted after termination of the Plan, but all Awards granted prior to termination may be exercised in accordance with their terms.

(b) Subsequent amendments to the Plan shall be effective as provided in such amendments. If shareholder approval is required by Section VIII(c), the effective date of such amendment shall not precede approval by shareholders at a meeting of shareholders of the Company.

X.       General Provisions.

(a) Transfer and Registration. The obligation of the Company to issue, transfer or deliver common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such issue, transfer or delivery, if deemed necessary or appropriate by counsel for the Company, (ii) the condition that the shares of Common Stock reserved for issuance, if any, shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange on which outstanding shares of the same class may then be listed and (iii) all other applicable laws, regulations, rules and orders which shall then be in effect.

(b) Successors. The provisions of this Plan shall be binding upon the Company and its successors and assigns and upon every participant and his heirs, beneficiaries, estate and legal representatives.

(c) Severability. In case any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if such illegal and invalid provisions had never been set forth.

XI.      Stock Options.

(a) Authorized Options. An eligible director shall be granted the following options under the Plan, subject to the conditions set forth below.

         (1) Upon initial election to the Board of Directors of the Company, options to purchase 2,000 shares of Common Stock.

         (2) Upon each anniversary of such election thereafter, options to purchase 1,000 shares of Common Stock.

(b) Option Price. The option price shall be one hundred percent (100%) of the Fair Market Value of the Common Stock on the Grant Date. The option price shall be subject to adjustment in accordance with the provisions of Section IV(b) hereof.

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(c)      Expiration Date.  Stock Options granted under this Plan shall expire on the date that is ten years from the Grant Date.

(d) Exercise of Option. Subject to other terms of this Plan regarding exercisability of Stock Options, Stock Options granted on any Grant Date shall become vested and may be exercised in accordance with the following schedule.

         Years From Grant Date                       Percentage Exercisable
         ---------------------                       ----------------------

                   1                                          33.33%
                   2                                          66.67%
                   3                                         100.00%

(e) Payment of Purchase Price. The option price of each share as to which a Stock Option is exercised shall be paid in full at the time of such exercise. Such payment shall be made in cash, by tender of shares of Common Stock owned by the Eligible Director valued at Fair Market Value as of the date of exercise or by a combination of cash and shares of Common Stock, at the Committee's discretion. The Committee in its sole discretion may also provide that the purchase price may be paid by delivering a properly executed exercise notice in a form approved by the Committee together with irrevocable instructions to a broker to promptly deliver to the Company (or its designated agent) the amount of applicable sale or loan proceeds to pay the purchase price. Any proceeds from the exercise of Stock Options will be used for general corporate purposes.

(f)      Exercise Upon Death, Disability, Retirement or Termination of Service.

         (1) In the event of the death of the Eligible Director while a director of the Company, Stock Options shall become vested and may be exercised, to the extent the Eligible Director was entitled to do so (had they been vested) on the date of his death, by the person or persons to whom the Eligible Director's rights under this Stock Option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time, but not later than the expiration date specified in subsection (c) of this Section XI or three years after the Eligible Director's death, whichever date is earlier.

         (2) In the event the Eligible Director ceases to be a director of the Company because of Disability or after reaching age 65, Stock Options shall become vested and may be exercised on the date he ceases to be a director, at any time, or from time to time, but not later than the expiration date specified in subsection (c) of this Section XI or three years after the Eligible Director ceases to be a director, whichever date is earlier.

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         (3)      If the Eligible Director ceases to be a director for any
                  reason other than death, disability, or retirement at or after age 65, as aforesaid, all right to exercise this Stock Option shall terminate at the expiration date specified in subsection
                  (c) of this Section XI or three years after he ceases to be a director, whichever is earlier. Stock Options shall be forfeited if the Participant ceases to be a director before the date on which such shares become vested pursuant to this Section or Section XI(d).

(g) Nontransferability. No right or interest of any Eligible Director in any Stock Option shall be subject to any lien, obligation or liability of the Eligible Director. No Stock Option shall be assignable or transferable except by will, the laws of descent and distribution or the designation of a beneficiary by the Eligible director and a Stock Option shall be exercisable during the Eligible Director's life only by such Eligible Director or the guardian or legal representative of such Eligible Director. Provided however, in the Committee's discretion, a Stock Option agreement may permit the optionee to transfer Stock Options to (i) any member of the optionee's immediate family which shall include the optionee's spouse and children or (ii) an entity contributions to which are deductable pursuant to Code section 170.

         After the Eligible Director's death, a Stock Option shall be exercisable by the beneficiary designated by the Eligible Director, the executor or executrix of the Eligible Director's estate or the person or persons to whom rights under the Stock Option shall pass by will or the laws of descent and distribution in accordance with the provisions of the Stock Option and Plan.

XII.     Restricted Stock Grants.

(a) Authorized Restricted Stock Grants. An Eligible Director shall be granted Restricted Stock under the Plan, subject to the conditions set forth below.

         (1) Fifty percent (50%) of the annual retainer paid to an Eligible Director shall be paid in shares of Restricted Stock within thirty (30) days after the annual meeting of the Board of Directors, subject to the conditions set forth below. The remaining annual retainer shall be paid at such time(s) and in accordance with such procedures established by the Board of Directors. The number of shares of Restricted Stock so issued shall be equal to fifty percent (50%) of the Eligible Director's annual retainer divided by the Fair Market Value of a share of Common Stock on such date, with any fractional shares paid in cash.

         (2) Each Eligible Director shall receive a one-time grant of 1,000 shares of restricted Common Stock. Stock grants to newly elected directors will be awarded each year on the date of the annual meeting.

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(b)      Vesting.

         (1) Restricted Stock granted under Section XII(a)(1) on any Grant Date shall become vested in accordance with the following schedule.

         Years From Grant Date                                Percentage Vested
         ---------------------                                -----------------
                 1                                                 33.33%
                 2                                                 66.67%
                 3                                                100.00%

         (2) Restricted Stock granted under Section XII(a)(2) on any Grant Date shall become vested on the date that is five (5) years after the Grant Date.

         (3) Restricted Stock granted under XII(a)(1) or (2) shall be forfeited if the Participant ceases to be a member of the Board of Directors of the Company before the date on which such shares become vested pursuant to this Section.

(c) Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as herein provided, prior to becoming vested. The Eligible Director shall receive his or her Restricted Stock in certificates issued in respect of shares of Restricted Stock which shall be registered in the name of the Eligible Director and deposited by him or her together with a stock power endorsed in blank with the Company. After a share of Restricted Stock becomes vested, all restrictions shall lapse and the Eligible Director or his or her legal representative shall have full and complete discretion with respect to such shares.

(d) Rights of Holder. Except as otherwise provided in this Section XII, the Eligible Director shall have all the rights of a holder of Common Stock, including but not limited to the rights to receive dividends and to vote, regardless of whether shares of Restricted Stock are vested.

(e) Death or Disability. In the event an Eligible Director's death, or Disability prior to becoming vested, all restrictions shall lapse and the Eligible Director or his or her legal representative shall have full and complete discretion with respect to such shares.

IN WITNESS WHEREOF, this Plan is hereby executed this ___ day of ______________, 1996.

                                       NEWPORT NEWS SHIPBUILDING INC.


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                                       By: ___________________________________

ATTEST:
__________________________________

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                          FIRST AMENDMENT TO{PRIVATE}
                        1997 STOCK PLAN FOR DIRECTORS OF
                         NEWPORT NEWS SHIPBUILDING INC.

The 1997 Stock Plan for Directors of Newport News Shipbuilding Inc. is hereby amended as follows, effective as of December 11, 1996:

1.       Section XI(f) is amended to read as follows:

         (f) Exercise Upon Death, Disability, Retirement or Termination of Service.

                  (1) In the event of the death of the Eligible Director while a director of the Company, Stock Options shall become vested and may be exercised, to the extent the Eligible Director was entitled to do so (had they been vested) on the date of his death, by the person or persons to whom the Eligible Director's rights under this Stock Option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time, but not later than the expiration date specified in subsection (c) of this Section XI or five years after the Eligible Director's death, whichever date is earlier.

                  (2) In the event the Eligible Director ceases to be a director of the Company because of Disability, Stock Options shall become vested and may be exercised on the date he ceases to be a director, at any time, or from time to time, but not later than the expiration date specified in subsection (c) of this Section XI or five years after the Eligible Director ceases to be a director, whichever date is earlier.

                  (3) In the event the Eligible Director ceases to be a director of the Company due to retirement on or after reaching age 65, Stock Options shall become vested and may be exercised, to the extent the Eligible Director was entitled to do so (had they been vested) on the date he ceases to be a director, at any time, or from time to time, but not later than the expiration date specified in subsection (c) of this
                           Section XI or five years after the Eligible Director ceases to be a director, whichever date is earlier.

                  (4) If the Eligible Director ceases to be a director for any reason other than death, disability, or retirement on or after age 65, as aforesaid, all rights to exercise this Stock Option shall terminate on the date he ceases to be a director unless extended by the disinterested members of the Committee, but in no event shall the exercise period extend beyond the expiration date specified in subsection (c) of this Section XI or five years after the Director ceases to be a director. Stock Options shall be forfeited if the Participant


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ceases to be a director before the date on which such shares become vested pursuant to this Section or Section XI(d).

2.       Section XII(b)(2) is amended to read as follows:

         The Restricted Stock granted under Section XII(a)(2) on any Grant Date shall become vested, unless the disinterested members of the Committee shall determine otherwise, on the earliest of the Eligible Director's
         (i) death; (ii) total disability; or (iii) retirement from the Board, after reaching the mandatory retirement age provided by Article II of the By Laws of the Company.

3.       Section XII(e) is amended to read as follows:

         (e) Death or Disability. In the event an Eligible Director's death or Disability prior to becoming vested, all restrictions shall lapse and the Eligible Director or his or her legal representative shall have full and complete discretion with respect to such shares.

IN WITNESS WHEREOF, this amendment is hereby executed this _____ day of _________________, 19___.

                                         NEWPORT NEWS SHIPBUILDING INC.

ATTEST:  (SEAL)                          By: ________________________________